UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   November 24, 2004


                        Bio Solutions Manufacturing, Inc.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    New York
          ------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            000-33229                                        16-1576984
------------------------------------              ------------------------------
    (Commission File Number)                      (I.R.S. Employer
                                                           Identification No.)


                    1161 James Street, Hattiesburg, MS 39401
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (601) 582-4000
          ------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                      N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[_] Pre-commencement communications pursuant to Rule 13(e)-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1- REGISTRANT'S BUSINESS AND OPERATIONS

     Not Applicable


SECTION 2 - FINANCIAL INFORMATION

     Not Applicable


SECTION 3 - SECURITIES AND TRADING MARKETS

     Not Applicable


SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL INFORMATION

     Not Applicable


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

     Item 5.02(c)(1) Appointment of Principal Officer

     On  November  24,  2004,  the  Company  appointed   Patricia  Spreitzer  as
Secretary/Treasurer and Chief Financial Officer.

     Item 5.02(c)(2)

     Business Experience during the past five years. During the period from 2001 through 2003, Ms. Spreitzer has been employed as the assistant project controller for a publicly owned international general contractor. Prior and subsequent to such employment, she has been and is currently employed as an office manager responsible for all administrative functions, including accounts receivable/payable and payroll.

     Ms. Spreitzer is also a Director of the Company.

     Ms. Spreitzer has no family relationship with any other director or executive officer of the Company.

     Transactions, or proposed transactions, with the Company during the last two years in which Ms. Spreitzer had or is to have a direct or indirect material interest - None.






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


SECTION 6 - [Reserved]

     Not Applicable


SECTION 7 - REGULATION FD

     Not Applicable


SECTION 8 - OTHER EVENTS

     Not Applicable


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

     None



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       Bio Solutions Manufacturing, Inc..
                                  (Registrant)

Date: November 30, 2004         By: /s/Krish V. Reddy
     -------------------           -------------------------
                                   Krish V. Reddy, Ph.D.,
                                   President






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